                             TEXSTAR PETROLEUM, INC.
                                BENZ ENERGY LTD.
                             CALIBRE ENERGY, L.L.C.


                                December 16, 1998

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
Lasco Energy Partners, L.P.
EnCap Investments L.C.
1100 Louisiana Street, Suite 3150
Houston, Texas  77002

Gentlemen:

         In this letter the following terms have the following definitions:

                  "Bank One" means Bank One, Texas, National Association.

                  "Bank One Credit Facility" means the loan facility extended by Bank One to Borrower under the Bank One Loan Agreement.

                  "Bank One Loan Agreement" means that certain Loan Agreement dated as of July 17, 1997, between Borrower and Bank One, as from time to time amended or supplemented (including without limitation, any amendment made concurrently herewith). "Tranche A" and "Tranche B" have the meanings given such terms in the Bank One Loan Agreement.

                  "Benz" means Benz Energy Ltd., a corporation existing under the laws of the Yukon Territory, Canada.

                  "Benz Entities" means Borrower, the Guarantors/Shareholders, and all of their respective past or present shareholders, members, partners, officers, directors, employees, attorneys, agents, representatives, subsidiaries, parents, investors, participants, successors, assigns, and affiliates or associated entities of whatever kind.

                  "BOCP" means BOCP Energy Partners, L.P.

                  "Borrower" and "Texstar" both mean Texstar Petroleum, Inc., a Texas corporation.

                  "Calibre" means Calibre Energy, L.L.C., a Texas limited liability company.

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BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 2


                  "Collateral" means all collateral or security given by Borrower or any Guarantor/Shareholder under any of the Loan Documents to secure the payment or performance of any indebtedness or obligations owing by Borrower or any Guarantor/Shareholder under any of the Loan Documents.

                  "EnCap III LP" means EnCap Energy Capital Fund III, L.P.

                  "EnCap LC" means EnCap Investments L.C.

                  "EnCap Credit Agreement" means that certain Credit Agreement made as of October 9, 1997, as from time to time amended or supplemented, by and among Borrower, as borrower, Benz and Calibre, as guarantors, and EnCap III LP, as lender.

                  "Guarantors/Shareholders" means Benz, Calibre, Benz Properties Ltd., Prentis B. Tomlinson, Jr., individually, Texstar Holdings,
         L.L.C. (f/ka Texstar Petroleum, L.L.C.), Prentis B. Tomlinson, Jr., Trustee of and on behalf of The Slattery Trust, Prentis B. Tomlinson, Jr., Trustee of and on behalf of The Ruston Trust, Prentis B. Tomlinson, Jr., Trustee of and on behalf of The Houston Trust and Heather J. Tomlinson, Trustee of and on behalf of The Starbucks Trust.

                  "Investor Entities" means BOCP, EnCap III LP, Lasco, EnCap LC, Bank One, the EnCap Designees, and all of their respective past or present members, partners, shareholders, officers, directors, employees, attorneys, agents, representatives, subsidiaries, parents, investors, participants, successors, assigns, and affiliates or associated entities of whatever kind.

                  "Lasco" means Lasco Energy Partners, L.P.

                  "Loan Documents" means all "Loan Documents" as defined in the EnCap Credit Agreements, all "Loan Documents" as defined in the Bank One Loan Agreement, and all other documents or instruments at any time given or entered into by Borrower or any Guarantor/Shareholder in connection with any of the foregoing.

                  "November Letter Agreement" means that certain letter agreement dated November 4, 1998, entered into by the parties hereto.

                  "Oakvale Drilling Success" means that Ryder Scott Company, Netherland Sewell, or H. Gruy issues a written opinion that the Oakvale Wells have economically recoverable proved developed producing reserves and/or proved developed non-producing gas reserves attributed thereto which equal or exceed ten billion cubic feet.

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BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 3


                  "Oakvale Wells" means (a) Borrower's well named the "Howell Petroleum 32-4 No. 1" that, as of October 26, 1998, was being drilled on Borrower's Howell Petroleum Co. lease in Jefferson Davis County, Mississippi, and (b) Borrower's well named the "Fortenberry 32-13 No. 1" that, as of October 26, 1998, was being drilled on Borrower's Fortenberry lease in Jefferson Davis County, Mississippi.

                  "Released Claims" means any and all claims, demands, and causes of action of whatever kind or character which any Benz Entity has, or may have in the future, based on any actions, failures to act, or events that have occurred prior to the effective date hereof, which in any way relate to or are based upon any of the following: (1) the EnCap Credit Agreement or any other Loan Document, (2) the making of any loans or advances thereunder or the failure or refusal to make any loans or advances thereunder, (3) any actual, claimed, threatened, or alleged exercise by any Investor Entity of any of its rights or remedies under or in connection with the EnCap Credit Agreement, any of the other Loan Documents, or any Collateral, (4) any other transactions of any kind among any of the Benz Entities and any of the Investor Entities, or (5) any actual or alleged negotiations, discussions, representations, warranties, promises, or other undertakings by any Investor Entity in connection with any of the foregoing.

                  "Voting Securities" means any common shares or other securities of Benz entitled to vote generally for the election of directors of Benz and any preferred shares of Benz entitle to vote for the election of directors of Benz upon the satisfaction of certain conditions, and the "beneficial ownership" of Voting Securities shall be determined in accordance with Rule 13d-3 under the U.S. Securities and Exchange Act of 1934, as amended.

         In consideration of the covenants and agreements set out below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Guarantors/Shareholders, BOCP, Lasco, EnCap III LP and EnCap LC hereby agree as follows for the benefit of each other and for the benefit of each of the Investor Entities and the Debenture
Holder Designees:


1. BOCP hereby agrees to purchase an additional participation interest in Tranche B under the Bank One Credit Facility of $1,000,000 on the terms set out in the amendment to participation agreement attached hereto as Exhibit A, provided that (a) Borrower and Bank One concurrently enter into a Fourth Amendment to Letter Loan Agreement in the form attached as Exhibit B hereto and (b) Borrower satisfies the conditions set out in paragraph 3 of such Fourth Amendment. Borrower agrees to use all proceeds of the additional advance pursuant to Tranche B which is funded by Bank One as a result of such participation only for the purposes described in Exhibit F hereto.

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BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 4


2. Borrower has requested that EnCap III LP consent to Borrower's sale of a dollar denominated production payment for $10,000,000 prior to December 31, 1998, upon the terms described in the term sheet attached hereto as Exhibit C, burdening only those properties with respect to which Bank One presently has a first lien to secure the Bank One Credit Facility. EnCap III LP hereby gives such consent, provided that: (a) the other terms of such production payment, and the terms of any subordination requested from EnCap III LP with respect to its second lien on such properties, are satisfactory to EnCap III LP in the reasonable exercise of its discretion, (b) concurrently with such sale the EnCap Credit Agreement is amended to replace the references to the Bank One Credit Facility in Sections 7.1(b) and 7.2(b) thereof with references to such production payment, (c) a portion of the proceeds from the sale of such production payment are used to repay in full and terminate the Bank One Credit Facility (including both Tranche A and Tranche B thereunder), and (d) as a part of such sale Borrower agrees to use the remainder of such proceeds only for the purposes described in Exhibit F hereto.

3.

          (a) Benz covenants, agrees, represents and warrants that, until January 1, 2001:

                (i) Neither Benz nor Texstar will enter into any new financial commitments of more than $50,000 without approval of the Benz Board of Directors (excluding any existing contractual commitment and any commitment entered into in the future to deal with well blowouts and other operational emergencies), provided that such approval may be given generally for particular projects rather than on an item-by-item basis. Neither Benz nor Texstar will enter into any transactions any of the other Guarantors/Shareholders without approval of the Benz Board of Directors. In connection with their resolutions authorizing this letter agreement, the Board of Directors of Benz has adopted standing resolutions providing for the foregoing.

                (ii) The authorized size of Benz's Board of Directors on the date hereof is six persons, and the Board has the authority to appoint up to two additional directors. Benz agrees not to increase the size of the Board to more than seven. Benz has six incumbent directors, who are Prentis B. Tomlinson, Jr., Robert L. Zorich, Yale Fisher, Ernest LaFlure, Robert Herlin, and L. E. Walker.

                (iii) A true and correct copy of its articles of incorporation and bylaws, as amended to date, are attached hereto as Exhibits H and I.

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BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 5


                (iv) Prior to the occurrence of a Stakeholder Election, as defined below, EnCap III LP will be entitled to have Gary Petersen or Marty Phillips (in addition to Robert
                        L. Zorich) attend and observe any meeting of the Benz or Texstar Board of Directors.

                (v) As soon as reasonably possible hereafter, Benz will cause its bylaws (or, in the case of the following subparagraph (1), its articles of incorporation) to be amended to provide that until January 1, 2001:

                        (1) The size of the Board will be fixed at seven directors (rather than the current arrangement allowing the size of the Board to vary between three and ten).

                        (2) Board decisions will be made by a majority of the board members, provided that (A) sales or acquisitions of assets for more than $5,000,000, sales of substantially all assets, sales of equity or of rights to acquire equity, bankruptcy filings, new financings, changes to the size or composition of the Executive Committee of Benz's Board, and recommendations to the shareholders with respect to mergers will require the affirmative vote of 60% or more of the directors, (B) all votes of the Executive Committee of Benz's Board will be required to be unanimous, and (C) amendment or elimination of the requirements of the foregoing clauses (A) or (B) will require the affirmative vote of all directors or approval of Benz's shareholders.

                        (3) Board approval will be required for (A) new financial commitments of more than $50,000 (excluding any existing contractual commitment and any commitment entered into in the future to deal with well blowouts and other operational emergencies), provided that such approval may be given generally for particular projects rather than on an item-by-item basis, and (B) transactions between Benz and Texstar or between either Benz or Texstar and any of the other Guarantors/Shareholders.

                  Benz has consulted with its Canadian counsel and has been informed that the above changes to its bylaws can all be properly made by Benz's existing Board of Directors, provided that such changes will be effective only until the next meeting of Benz's shareholders, at which time such changes will cease to be effective unless ratified by the shareholders. Benz shall present such changes to its bylaws and articles of incorporation to Benz's shareholders for ratification and adoption at

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BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 6


                  or before its next scheduled shareholders meeting, and in no event later than February 28, 1999.

         (b) Benz covenants, agrees, represents and warrants that it has obtained executed letters from Robert Herlin and L. E. Walker (the "Director Resignations), true and correct copies of which are attached hereto as Exhibit D, that Benz has not yet accepted or rejected the Director Resignation from Robert Herlin and that Benz has accepted the Director Resignation from L. E. Walker.

         (c) Benz covenants and agrees that it will, provided an Oakvale Drilling Success has occurred, accept the Director Resignations immediately upon request that it do so made by EnCap LC prior to January 1, 2001. Any such request by EnCap LC after the occurrence of an Oakvale Drilling Success is herein called a "Stakeholder
                  Election".

         (d) Benz warrants and covenants that if a Stakeholder Election occurs, its Board of Directors (who have approved this letter agreement) will immediately appoint to the Board (i) one EnCap Designee (as defined below) and (ii) two Debenture Holder Designees (as defined below), provided that the same have been designated, to fill the vacancies arising from the Director Resignations and to hold the position of a seventh director. As used herein, the term "EnCap Designee" means a person designated by EnCap LC, the term "Debenture Holders" means the holders of Benz's largest issue (at each time in question) of outstanding unsecured debt securities (which currently is Benz's 9% Convertible Debentures, Series 1 due March 31, 2003), and the term "Debenture Holder Designee" means a person designated by a majority of the Debenture Holders.

         (e) Benz warrants and covenants that, with respect to any vote of the Benz shareholders or the Benz Board of Directors that occurs after a Stakeholder Election and prior to January 1, 2001, concerning the election or appointment of persons to serve on its Board of Directors:

                  (i) Benz's Board of Directors will nominate for election to the Board, or appoint to the Board, two EnCap Designees, two Debenture Holder Designees, and three persons designated by the Guarantors/Shareholders other than Benz and Calibre (the "Guarantor/ Shareholder Designees"), provided that the same have been designated and further provided that at least one Guarantor/Shareholder Designee must be an independent director not associated or affiliated with the Guarantor/Shareholders, EnCap LC, or the Debenture Holder Designees (the "Independent Nominee").

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BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 7


                  (ii) Benz will use its best efforts to cause the EnCap
                       Designees, the Debenture Holder Designees, and the Guarantor/Shareholder Designees to be elected or appointed to the Benz Board of Directors.

                  The independence of the Independent Nominee must be consented to by EnCap LC, which consent may not be unreasonably withheld. EnCap LC hereby consents to Yale Fisher as the Independent Nominee.

         (f) Each Guarantor/Shareholder covenants and agrees that it will use its best efforts to cause Benz to comply with its covenants and agreements contained in this paragraph 3. Each Guarantor/Shareholder and Lasco covenants and agrees that it will support the nomination and election of the EnCap Designees, the Debenture Holder Designees and the Guarantor/Shareholder Designees to Benz's Board of Directors. Each Guarantor/Shareholder and Lasco covenants and agrees that, with respect to any vote of the Benz shareholders that occurs after a Stakeholder Election and prior to January 1, 2001, concerning the election of persons to serve on Benz's Board of Directors:

                  (i) It (i.e., such Guarantor/Shareholder or Lasco) will vote or cause to be voted all Voting Securities beneficially owned by it in favor of the election of the EnCap Designees, the Debenture Holder Designees, and the Guarantor/Shareholder Designees to Benz's Board of Directors, provided that the same have been designated, and in favor of any merger or sale requiring shareholder consent which has been approved by the affirmative vote of 60% or more of Benz's Directors.

                  (ii) It will, upon request made by EnCap LC after a
                       Stakeholder Election has occurred, enter into a Voting Agreement substantially in the form attached as Exhibit G hereto, providing for the granting of an irrevocable proxy to an unaffiliated bank or trust company chosen by EnCap LC to vote such Guarantor/Shareholder's or Lasco's shares as provided herein. The Guarantors/Shareholders can sell up to a total of 20% of the aggregate number of shares of Benz common stock held by the Guarantor/Shareholders on the date the Voting Agreement is executed without the assignee or transferee being subject to the terms of the Voting Agreement. If, however, the Guarantors/Shareholders sell any shares of Benz common stock that exceed such amount, the assignee or transferee of such shares must agree to be subject to the terms of this letter agreement and the Voting Agreement as a condition to the sale.

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 8


                 (iii) Such Guarantor/Shareholder and Lasco will otherwise
                       use its best efforts to cause the EnCap Designees, the Debenture Holder Designees and the Guarantor/Shareholder Designees to be elected to Benz's Board of Directors.

         (g) Benz, each Guarantor/Shareholder and Lasco warrants and agrees that, in the event of the death, incapacity, resignation or removal of an EnCap Designee, a Debenture Holder Designee or a Guarantor/Shareholder Designee after a Stakeholder Election and prior to January 1, 2001, preventing his or her serving on the Benz Board of Directors, it will promptly use its best efforts to cause the election or appointment of another EnCap Designee, Debenture Holder Designee or Guarantor/Shareholder Designee (as applicable) to fill the vacancy created thereby.

         (h) Each Guarantor/Shareholder represents and warrants to BOCP that as of the date hereof such Guarantor/Shareholder is the record and beneficial owner of the number of shares of Common Shares of Benz, no par value per share, set forth opposite its name in Exhibit E attached hereto.

4. BOCP, EnCap III LP and EnCap LC consent to Benz and Texstar entering into an employment agreement with Prentis B. Tomlinson, Jr., providing for the following benefits if Mr. Tomlinson's employment is ever terminated except for "cause" (as hereafter defined):

         (a) a $1,000,000 cash severance payment, payable within 30 days after termination;

         (b) a consulting contract with a term of three years after termination, providing for Mr. Tomlinson to receive payments of $185,000 per annum and to devote a substantial portion of his time, as requested, to assisting Benz and Texstar with their oil and gas activities, restricting Mr. Tomlinson from competing with Benz and Texstar with respect to their active oil and gas prospects during such period, and requiring Mr. Tomlinson to hold in confidence all confidential, proprietary, non-public information at any time in his possession concerning Benz or Texstar or their properties or prospects; and

         (c) the grant of an overriding royalty interest equal to 1%, proportionately reduced to Texstar's working interest in Texstar's Oakvale, LaHinch, and Rayburn/Plum Grove properties, and equal to a .25% net revenue interest (calculated on an 8/8ths basis), in Texstar's Old Ocean properties (subject in each case to all liens, burdens and encumbrances on Texstar's title at such time and reduced by the amount of any royalties already existing on such properties in favor of Mr. Tomlinson, his

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BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 9


              family members, or any Guarantors/Shareholders other than Benz or Texstar, excluding only an overriding royalty of approximately .38% presently owned by Heather Tomlinson in the Oakvale Dome properties.

     BOCP, EnCap III LP and EnCap LC further consent to Texstar granting the foregoing overriding royalties to Mr. Tomlinson at any time. Regardless of when such overriding royalties are granted, if a Stakeholder Election occurs and thereafter Mr. Tomlinson's employment with Benz is terminated by Benz (except for cause) prior to January 1, 2001, then BOCP and EnCap III LP will release any liens which they may have on such overriding royalties at the time of such termination. As used in this paragraph 4 and the following paragraph 5, "cause" means any of the following: (i) a material failure of Mr. Tomlinson to follow or comply with any lawful directive of the requisite majority of the Benz Board of Directors; (ii) a material failure of Mr. Tomlinson to perform his duties as the chief executive officer of Benz; (iii) conduct by Mr. Tomlinson which constitutes an act of fraud, theft, dishonesty, or violation of any statutory or common law duty of loyalty to Benz; (iv) Mr. Tomlinson's conviction of a felony or any crime of moral turpitude, or (v) Mr. Tomlinson's unreasonable absence from employment without excuse or justification.

5. EnCap III LP agrees that, if a Stakeholder Election occurs and thereafter Mr. Tomlinson's employment with Benz is terminated by the shareholders or Board of Directors of Benz (except for cause) prior to January 1, 2001, then EnCap III LP will make the cash severance payment to Mr. Tomlinson described in paragraph 4(a) above on behalf of Benz if Benz fails to make such payment within 30 days after becoming obligated to do so. If EnCap III LP makes such payment after Benz fails to do so, such payment will be deemed an advance to Texstar under the EnCap Credit Agreement that is secured by all liens and security interests given by Texstar to EnCap III LP, and Texstar and Benz will immediately reimburse EnCap III LP for the amount of such payment. EnCap III LP's obligation to make such payment on behalf of Benz will not be affected by Benz or Texstar having inadequate funds to make such reimbursement, but EnCap III LP will not be obligated to make such payment if Benz or Texstar is, at the time in question, in bankruptcy proceedings, and EnCap III LP's obligation will also be limited by any affirmative defense, offset or other limitation on Benz's obligation to Mr. Tomlinson. At such time as a Stakeholder Election occurs, Benz and Texstar will execute such instruments as EnCap III LP may reasonably request to more fully provide for the foregoing.

6. Borrower will, on or before December 31, 1998, amend its articles of incorporation to provide that no bankruptcy or insolvency proceedings can be initiated on behalf of Borrower without the express consent of at least two-thirds of its shareholders of record. At the same time, Benz will amend its bylaws to provide that no such consent will be

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 10


     given with respect to Borrower except upon the affirmative vote of 60% or more of Benz's directors.

7. If and when the EnCap Designee (other than Robert L. Zorich) and the two Debenture Holder Designees become members of the Benz Board of Directors, each Guarantor/Shareholder (other than Benz, Calibre, and Benz Properties Ltd.) shall be deemed automatically released from any personal liability under its respective guaranty agreement executed in favor of EnCap III LP (although any pledges of its stock in Benz or Benz's subsidiaries or affiliates will remain in effect), and EnCap III LP and each such Guarantor/Shareholder will execute appropriate instruments to confirm such release and confirm that such pledges remain in effect, but without personal liability to such Guarantor/Shareholder. At the same time, Borrower, Benz, Calibre and Benz Properties Ltd. will consent to such instruments and ratify and confirm their obligations under the Loan Documents. Prior to the time, if any, that such automatic releases occur, EnCap III LP will not enforce such guaranty agreement against such Guarantor/Shareholder (other than Benz, Calibre, and Benz Properties Ltd.) until 180 days after EnCap III LP has either (a) commenced enforcement of its remedies against Texstar under one or more Loan Documents following the occurrence of an "Event of Default" under the EnCap Credit Agreement or (b) been stayed from commencing such enforcement, provided that EnCap III LP shall not be prevented from filing any claim or otherwise acting to preserve its rights under such guaranty agreement from becoming unenforceable due to any statute of limitations, filing deadline or similar requirement.

8. BORROWER AND THE GUARANTORS/SHAREHOLDERS -- ON BEHALF OF THEMSELVES AND, TO THE EXTENT THEY ARE PERMITTED BY LAW OR ARE OTHERWISE EXPRESSLY AUTHORIZED TO DO SO, ON BEHALF OF ALL OTHER BENZ ENTITIES -- HEREBY RATIFY AND CONFIRM EACH OF THE LOAN DOCUMENTS (AS MODIFIED AND SUPPLEMENTED HEREBY) IN ALL RESPECTS, WAIVE ANY DEFENSES, SET-OFFS OR COUNTERCLAIMS WITH RESPECT TO THE LOAN DOCUMENTS OR ANY OF THE INDEBTEDNESS THEREUNDER, AND RATIFY AND CONFIRM ALL LIENS AND SECURITY INTERESTS WITH RESPECT TO THE COLLATERAL HERETOFORE GIVEN BY ANY OF THEM TO OR FOR THE BENEFIT OF ANY INVESTOR ENTITY. BORROWER AND THE GUARANTORS/SHAREHOLDERS HEREBY AGREE NOT TO CHALLENGE THE VALIDITY, PRIORITY OR ENFORCE ABILITY OF THE LOAN DOCUMENTS OR OF ANY LIENS OR SECURITY INTERESTS AT ANY TIME

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 11


     GIVEN TO ANY INVESTOR ENTITY WITH RESPECT TO ANY COLLATERAL.

9. BORROWER AND THE GUARANTORS/SHAREHOLDERS -- ON BEHALF OF THEMSELVES AND, TO THE EXTENT THEY ARE PERMITTED BY LAW OR ARE OTHERWISE EXPRESSLY AUTHORIZED TO DO SO, ON BEHALF OF ALL OTHER BENZ ENTITIES -- HEREBY GENERALLY RELEASE AND FOREVER DISCHARGE THE INVESTOR ENTITIES FROM ANY AND ALL RELEASED CLAIMS. THIS RELEASE IS TO BE CONSTRUED AS THE BROADEST TYPE OF GENERAL RELEASE AND COVERS AND RELEASES ANY AND ALL RELEASED CLAIMS, WHETHER KNOWN OR UNKNOWN AND HOWEVER OR WHENEVER ARISING, WHETHER BY CONTRACT OR AGREEMENT, AT LAW OR UNDER ANY STATUTE (INCLUDING WITHOUT LIMITATION ANY LAW OR STATUTE PERTAINING TO NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY, FRAUD, DECEPTIVE TRADE PRACTICES, NEGLIGENT MISREPRESENTATION, SECURITIES VIOLATIONS, BREACH OF FIDUCIARY DUTY, BREACH OF CONTRACT, TRADE REGULATION, REGULATION OF BUSINESS OR COMPETITION, CONSPIRACY OR RACKETEERING), OR OTHERWISE ARISING, AND EXPRESSLY INCLUDING ANY CLAIMS FOR PUNITIVE OR EXEMPLARY DAMAGES, ATTORNEYS' FEES, OR PENALTIES. TO THE EXTENT THAT ANY RELEASED CLAIMS WITH RESPECT TO ANY INVESTOR ENTITY HAVE NOT BEEN RELEASED BY THIS LETTER AGREEMENT, BORROWER AND THE GUARANTORS/SHAREHOLDERS HEREBY ASSIGN SUCH RELEASED CLAIMS TO SUCH INVESTOR ENTITY.

10. Borrower, the Guarantors/Shareholders, BOCP and EnCap III LP hereby ratify and confirm the arbitration provisions of the November Letter Agreement. Borrower ratifies and confirms its agreement in the November Letter Agreement to provide to EnCap III LP and to Bank One, within five business days after the end of every two-week period, schedules showing all of its accounts payable (in any categories) at the end of such period and all payments made on its accounts payable during such period, and to provide to EnCap III LP and to Bank One, within fifteen days after the end of every calendar month, a schedule showing all of its accounts receivable (in any categories) at the end of such

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 12


     month. Benz agrees to provide BOCP and Bank One with similar schedules, at the same times, with respect to Benz and its subsidiaries other than Borrower.

11. Borrower and the Guarantor/Shareholders agree that no payments of any kind (whether repayments of debt, fees for services, or otherwise) will be made by Borrower or Benz to any Shareholder/Guarantor other than Benz, provided that Benz may make salary payments to Prentis Tomlinson of up to $16,667 per month (and may accrue additional salary payments of up to $5,450 per month provided that such accrued salary may not be paid until the earlier of January 1, 2002 and the termination of the EnCap Credit Agreement.) The EnCap Credit Agreement is hereby amended by deleting the last two sentences of Section 7.5 thereof.

12. EACH OF BORROWER, THE GUARANTORS/SHAREHOLDERS, ENCAP III LP, LASCO, ENCAP LC, AND BOCP HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES AND RELEASES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER ANY "SPECIAL DAMAGES", AS DEFINED BELOW, FROM ANY OTHER PARTY HERETO IN RESPECT OF ANY LITIGATION (INCLUDING ARBITRATION PROCEEDINGS) BASED ON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH, ANY ACTIONS, FAILURES TO ACT, OR EVENTS AT ANY TIME OCCURRING (WHETHER BEFORE, AT OR AFTER THE EFFECTIVE DATE HEREOF) WHICH IN ANY WAY RELATE TO OR ARE BASED UPON ANY OF THE
     FOLLOWING: (1) THE ENCAP CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, (2) THE MAKING OF ANY LOANS OR ADVANCES THEREUNDER OR THE FAILURE OR REFUSAL TO MAKE ANY LOANS OR ADVANCES THEREUNDER, (3) ANY ACTUAL, CLAIMED, THREATENED, OR ALLEGED EXERCISE BY ANY INVESTOR ENTITY OF ANY OF ITS RIGHTS OR REMEDIES UNDER OR IN CONNECTION WITH THE ENCAP CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COLLATERAL, (4) ANY OTHER TRANSACTIONS OF ANY KIND AMONG ANY OF THE BENZ ENTITIES AND ANY OF THE INVESTOR ENTITIES OR ANY ACTIONS OR INACTIONS BY ANY INVESTOR ENTITY WITH RESPECT TO ANY BENZ ENTITY, OR BY ANY BENZ ENTITY WITH RESPECT TO ANY

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 13


     INVESTOR ENTITY, OR (5) ANY ACTUAL OR ALLEGED NEGOTIATIONS, DISCUSSIONS, REPRESENTATIONS, WARRANTIES, PROMISES, OR OTHER UNDERTAKINGS BY ANY PARTY HERETO IN CONNECTION WITH ANY OF THE FOREGOING. AS USED IN THIS LETTER "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS IN A DOCUMENT, SECURITY OR INSTRUMENT EXPRESSLY PROMISED TO PAY OR DELIVER.

13. EACH OF BORROWER, THE GUARANTORS/SHAREHOLDERS, ENCAP III LP, LASCO, ENCAP LC, AND BOCP HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY, AND CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE WAIVERS IN THIS PARAGRAPH AND THE FOREGOING PARAGRAPH, AND ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE ARBITRATION PROVISIONS, MUTUAL WAIVERS, AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH AND THE TWO PRECEDING PARAGRAPHS.

14. Borrower and the Guarantors/Shareholders hereby represent and warrant to BOCP and EnCap III LP that this letter agreement has been duly authorized in all respects, does not conflict with any obligation or duty owed by any of them, and is enforceable in accordance with its terms.

15. The rights and duties of the parties to this letter agreement shall never terminate, except to the extent expressly provided herein. No Guarantor/Shareholder shall be deemed, under

BOCP Energy Partners, L.P. EnCap
Energy Capital Fund III, L.P.
December 16, 1998
Page 14


     any guaranty agreement referred to in paragraph 7 above, to have guarantied the obligations under this letter agreement of any other party hereto. This letter agreement shall not be considered a "Loan Document", as defined in the EnCap Credit Agreement, except for the purposes of Article VIII thereof (which sets out the "Events of Default" thereunder).

16. This letter agreement shall be governed by and construed under the laws of the State of Texas and of the United States of America. This letter agreement may be executed in multiple counterparts and by the different parties hereto in separate counterparts, all of which shall constitute one and the same agreement. This letter agreement shall take effect upon its execution by all parties hereto.

     Please execute a counterpart of this letter in the space provided below to evidence your agreement to the foregoing.

                                            TEXSTAR PETROLEUM, INC.

                                            By: /s/ Prentis B. Tomlinson, Jr.
                                                --------------------------------
                                            Prentis B. Tomlinson, Jr.,
                                            Chief Executive Officer


                                            BENZ ENERGY LTD.

                                            By: /s/ Prentis B. Tomlinson, Jr.
                                                --------------------------------
                                            Prentis B. Tomlinson, Jr., Chairman


                                            CALIBRE ENERGY, L.L.C.

                                            By: /s/ Heather J.  Tomlinson
                                                --------------------------------
                                            Heather J.  Tomlinson, Manager

                                            BENZ PROPERTIES LTD.

                                            By: /s/ Prentis B. Tomlinson, Jr.
                                                --------------------------------
                                            Prentis B. Tomlinson, Jr., President

                                            /s/ PRENTIS B. TOMLINSON, JR.
                                            ------------------------------------
                                            PRENTIS B. TOMLINSON, JR.

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 15


                                       TEXSTAR HOLDINGS, L.L.C.

                                       By: /s/ Prentis B. Tomlinson, Jr.
                                           --------------------------------
                                       Prentis B. Tomlinson, Jr., President

                                       /s/ PRENTIS B. TOMLINSON, JR.
                                       ------------------------------------
                                       PRENTIS B. TOMLINSON, JR., TRUSTEE
                                       FOR AND ON BEHALF OF THE SLATTERY TRUST

                                       /s/ PRENTIS B. TOMLINSON, JR.
                                       ------------------------------------
                                       PRENTIS B. TOMLINSON, JR., TRUSTEE
                                       FOR AND ON BEHALF OF THE RUSTON TRUST

                                       /s/ PRENTIS B. TOMLINSON, JR.
                                       ------------------------------------
                                       PRENTIS B. TOMLINSON, JR., TRUSTEE
                                       FOR AND ON BEHALF OF THE HOUSTON TRUST

                                       /s/ HEATHER J. TOMLINSON
                                       ------------------------------------
                                       HEATHER J. TOMLINSON, TRUSTEE
                                       FOR AND ON BEHALF OF THE STARBUCKS TRUST

AGREED TO as of the date first written above:

BOCP ENERGY PARTNERS, L.P.
ENCAP ENERGY CAPITAL FUND III, L.P.

By:  EnCap Investments L.C., Manager of each


     By: ---------------------------
     Robert L.  Zorich, Managing Director

BOCP Energy Partners, L.P.
EnCap Energy Capital Fund III, L.P.
December 16, 1998
Page 16


ENCAP INVESTMENTS L.C.

By: ---------------------------
Robert L. Zorich, Managing Director

LASCO ENERGY PARTNERS, L.P.

By:  Riverhill Energy Corporation, General Partner


     By: /s/ Gary L. Trotter
         --------------------------
     Gary L.  Trotter, President

                                   EXHIBIT A


                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT